Exhibit 10.8

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [________], 2015, by and among Wins Finance Holdings Inc., an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and the parties named on the Schedule of Investors attached hereto.

WHEREAS, Sino Mercury Acquisition Corp. and certain of the Holders (as defined below) are parties to that certain Registration Rights Agreement dated as of August 26, 2014 (the “Prior Agreement”);

WHEREAS, certain of the Holders are acquiring, on or about the date hereof, ordinary shares of the Company (the “Ordinary Shares”) pursuant to that certain Agreement and Plan of Reorganization (the “Merger Agreement”) dated as of April 24, 2015 and amended on May 5, 2015; and

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement to provide for the terms and conditions included herein and to include the recipients of Ordinary Shares pursuant to the Merger Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. CERTAIN DEFINITIONS.

As used in this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Company and its subsidiaries shall not be deemed to be Affiliates of any Holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise). With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Agreement” has the meaning specified in the Preamble.

“Automatic Shelf Registration Statement” has the meaning specified in Section 2.1.

“Business Day” means any day other than a day on which the SEC is closed.

“Company” has the meaning specified in the Preamble.

“Demand Registrations” has the meaning specified in Section 2.1.

“Effectiveness Period” means the period commending on the date of the effectiveness of a Shelf Registration Statement and ending on the earliest of (A) the third anniversary of the date of the effectiveness of a Shelf Registration Statement, (B) the date on which all Registrable Securities covered by a Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) the date as of which there are no longer any Registrable Securities covered by a Shelf Registration Statement in existence.

“End of Suspension Notice” has the meaning specified in Section 2.7(b).

“Family Group” means, with respect to a Person who is an individual, (i) such individual’s spouse and descendants (whether natural or adopted) (collectively, for purposes of this definition, “relatives”), (ii) such individual’s executor or personal representative, (iii) any trust, the trustee of which is such individual or such individual’s executor or personal representative and which at all times is and remains solely for the benefit of such individual and/or such individual’s relatives, (iv) any corporation, limited partnership, limited liability company or other tax flow-through entity the governing instruments of which provide that such individual or such individual’s executor or personal representative shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole owners of stock, partnership interests, membership interests or any other equity interests are limited to such individual, such individual’s relatives and/or the trusts described in clause (iii) above, and (v) any retirement plan for such individual.

“Holder” means a holder of Registrable Securities.

“Indemnified Party” has the meaning specified in Section 7.3.

“Indemnifying Party” has the meaning specified in Section 7.3.

“Lock-Up Period” has the meaning ascribed to such term in the Lock-Up Agreement, dated [________], 2015, by and between the Company and certain of the Holders.

“Long-Form Registrations” has the meaning specified in Section 2.1.

“Merger Agreement” has the meaning specified in the Recitals.

“Ordinary Shares” has the meaning specified in the Recitals.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Notice” has the meaning specified in Section 3.1(a).

“Piggyback Underwritten Offering” has the meaning specified in Section 3.1(a).

“Prior Agreement” has the meaning specified in the Recitals.

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“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Public Offering” means any sale or distribution by the Company and/or Holders of Registrable Securities to the public of Ordinary Shares pursuant to an offering registered under the Securities Act.

“Registrable Securities” means (i) the registrable securities issued under the terms of the Merger Agreement in exchange for the securities covered by the Prior Agreement, (ii) the Ordinary Shares to be issued pursuant to the Merger Agreement and (iii) all Ordinary Shares issued to any Holder with respect to the securities referred to in clauses (i) and (ii) above by way of any share split, share dividend, recapitalization, combination of shares, acquisition, consolidation, reorganization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for such securities or uncertificated shares not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction; provided, that any Registrable Securities held by any Holder that may be sold under Rule 144(b)(1)(i) without limitation under any of the other requirements of Rule 144 (as confirmed by an opinion of the Company’s counsel) shall cease to be Registrable Securities if, at that time, such Holder holds less than 5% of the outstanding Ordinary Shares.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, state “blue sky” fees and expenses, and accountants’ expenses but excluding any underwriting discounts and commissions or other fees of any broker, dealer or underwriter incurred in connection with a sale of Registrable Securities and any taxes applicable to any Holder with respect to any transfer or sale of Registrable Securities.

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“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all materials incorporated by reference in such registration statement.

“Rule 144”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same shall be amended from time to time, or any successor rule then in force.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shelf Registration” has the meaning specified in Section 2.1.

“Shelf Registrable Securities” has the meaning specified in Section 2.5(c).

“Shelf Registration Statement” has the meaning specified in Section 2.1.

“Shelf Takedown Notice” has the meaning specified in Section 2.5(c).

“Shelf Takedown Request” has the meaning specified in Section 2.5(c).

“Short-Form Registrations” has the meaning specified in Section 2.1.

“Sino Founder Registrable Securities” mean the Registrable Securities issued under the terms of the Merger Agreement in exchange for the securities purchased by the Sino Founders in private placement transactions prior to or concurrently with Sino Mercury Acquisition Corp.’s initial public offering.

“Sino Founders” mean Best Apex Limited, Lodestar Investment Holdings Corporation, True Precision Investments Limited, Aimin Song and Bradley Reifer.

“Suspension Event” has the meaning specified in Section 2.7(b).

“Suspension Notice” has the meaning specified in Section 2.7(b).

“Suspension Period” has the meaning specified in Section 2.7(a).

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Shelf Registration Statement as amended or supplemented.

“Undesignated Registrable Securities” has the meaning specified in Section 3.1(b).

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“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

2.       DEMAND REGISTRATIONS.

2.1.   Requests for Registration. Subject to the terms and conditions of this Agreement, Holders of Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or Form F-1 or any similar long-form registration (“Long-Form Registrations”), or, if then available, on Form S-3 or F-3 or any similar short-form registration (“Short-Form Registrations”), in each case to the extent provided in Section 2.2, Section 2.3 or Section 2.4, as applicable. All registrations requested pursuant to this Section 2.1 are referred to herein as “Demand Registrations.” The Holders of a majority of the Registrable Securities making a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration” and such registration statement, a “Shelf Registration Statement”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be made pursuant to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Within ten Business Days after the receipt of a request relating to a Demand Registration, the Company shall give written notice of the Demand Registration to all other Holders of Registrable Securities and, subject to the terms of Section 2.5, shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwritten offering) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven Business Days after the receipt of the Company’s notice. Each Holder agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

2.2.  Long-Form Registrations. The Holders of a majority of the Registrable Securities shall be entitled to three Long-Form Registrations, whether or not any offering pursuant to such registration is consummated. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective. All Long-Form Registrations shall be underwritten registrations.

2.3.   Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2.2, the Holders of a majority of the Registrable Securities shall be entitled to an unlimited number of Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. The Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

2.4.   Sino Founder Demand Registration. The Holders of a majority of the Sino Founder Registrable Securities shall be entitled to two Demand Registrations; provided, that the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $[_______] in the aggregate. A registration shall not count as one of the permitted Demand Registrations until it has become effective.

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2.5     Shelf Registrations.

(a)

(i)      Subject to the availability of required financial information, as promptly as practicable after the Company receives written notice of a request for a Shelf Registration from holders of at least a majority of the Registrable Securities, the Company shall prepare and file with the SEC, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Shelf Registration Statement”). The Shelf Registration Statement shall be on Form S-3 or Form F-3 (if the Company is eligible to use Form S-3 or Form F-3) or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as soon as possible after filing, and once effective, to keep the Shelf Registration Statement continuously effective under the Securities Act at all times for such time period as is specified in such request, or until the expiration of the Effectiveness Period, whichever is earlier.

(ii)     Notwithstanding the foregoing, unless the Holders of a majority of the Registrable Securities otherwise instruct the Company in writing, subject to the availability of required financial information, the Company shall use its reasonable best efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities (or such other number of Registrable Securities specified in writing by the Holders of a majority of the Registrable Securities) and use its reasonable best efforts to file such Shelf Registration Statement with the SEC as soon as practicable following the Closing Date (as defined in the Merger Agreement) but in any event no later than the expiration of the Lock-Up Period.

(b)    A Shelf Registration Statement shall be on Form S-3 or Form F-3 (if the Company is eligible to use Form S-3 or Form F-3) or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use reasonable best efforts to cause a Shelf Registration Statement to be declared effective under the Securities Act as soon as possible after filing, and once effective, to keep such Shelf Registration Statement continuously effective under the Securities Act at all times for such time period as is specified in such request, or until the expiration of the Effectiveness Period, whichever is earlier.

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(c)     In the event that a Shelf Registration Statement is effective, the Holders of a majority of the Registrable Securities covered by such Shelf Registration Statement shall be entitled to an unlimited number of Underwritten Takedowns, so long as the Shelf Registration Statement remains in effect; provided, that the estimated market value of the Registrable Securities to be sold in any Underwritten Takedown is at least $[________] in the aggregate. The requesting Holders shall make such election by delivering to the Company a written request (a “Shelf Takedown Request”) for such offering specifying the number of Registrable Securities available for sale pursuant to such Shelf Registration Statement (the “Shelf Registrable Securities”) that the requesting Holders desire to sell pursuant to such Underwritten Takedown. As promptly as practicable, but at least 10 Business Days prior to the anticipated filing date of the prospectus or prospectus supplement relating to such Underwritten Takedown, the Company shall give written notice (the “Shelf Takedown Notice”) of such Shelf Takedown Request to all other Holders of Shelf Registrable Securities. The Company, subject to Sections 2.6 and 11.1 hereof, shall include in such Underwritten Takedown the Shelf Registrable Securities of any Holder of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Underwritten Takedown (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within seven Business Days after the receipt of the Shelf Takedown Notice. The Company shall, as expeditiously as possible, use its reasonable best efforts to facilitate such Underwritten Takedown, to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be so offered. Each Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Takedown Notice and shall not disclose or use the information contained in such Shelf Takedown Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(d)     Promptly after the expiration of the seven-Business Day-period referred to in Section 2.5(c), the Company will notify all Holders of Shelf Registrable Securities participating in the Underwritten Takedown of the identities of the other participating Holders and the number of shares of Registrable Securities requested to be included therein.

(e)     Notwithstanding the foregoing, if the Holders of a majority of the Registrable Securities wish to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a takedown from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Holders only need to notify the Company of the block trade Underwritten Takedown five Business Days prior to the day such offering is to commence and the Company shall notify other Holders of Registrable Securities and such other Holders of Registrable Securities must elect whether or not to participate two Business Days prior to the day such offering is to commence, and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such offering (which may close as early as three Business Days after the date it commences); provided that the Holders of a majority of the Registrable Securities shall use reasonable best efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade; provided, further, that Holders of Registrable Securities (other than the Company’s executive officers and directors and Holders that beneficially own 1% or more of the Company’s Ordinary Shares then outstanding) shall be entitled to participate in a block trade Underwritten Takedown only with the consent of the holders of a majority of the Registrable Securities.

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(f)      The Company shall, at the request of the Holders of a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Holders of a majority of the Registrable Securities, to effect such Underwritten Takedown.

2.6.    Priority on Demand Registrations and Underwritten Takedowns. If the managing underwriter in a Demand Registration (if it is an underwritten offering) or an Underwritten Takedown advises the Company and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such underwritten offering, up to the Maximum Offering Size, Registrable Securities requested to be included in such Underwritten Takedown by all participating Holders and allocated pro rata among the Holders thereof on the basis of the relative number of Registrable Securities held by each such Holder at such time (it being understood that for the purposes of calculating the relative number of Registrable Securities held by any participating Holder, in the event such Holder owns any security of the Company that may be converted, exercised or exchanged into Registrable Securities, the relative number of Registrable Securities held by such Holder shall be determined as if such Holder exercised such equity security on a cashless exercise basis).

2.7.    Restrictions on Demand Registration and Shelf Offerings.

(a)     The Company shall not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone, for up to 90 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend, for a period of up to 90 days from the date of delivery of a Suspension Notice below (a “Suspension Period”), the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holders of Registrable Securities if the Company’s board of directors determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company; provided that in such event, the Holders of Registrable Securities shall be entitled to withdraw such request for a Demand Registration or Underwritten Takedown and the Company shall pay all Registration Expenses in connection with such Demand Registration or Underwritten Takedown (it being further understood that a withdrawn request for a Demand Registration or Underwritten Takedown shall not count as one of the permitted Demand Registrations). The Company may delay a Demand Registration hereunder only once in any twelve-month period. The Company may extend the Suspension Period of a Shelf Registration Statement for an additional consecutive 60 days with the consent of the Holders of a majority of the Registrable Securities registered under the applicable Shelf Registration Statement, which consent shall not be unreasonably withheld.

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(b)     In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in paragraph (a) above or pursuant to Section 6.10 (a “Suspension Event”), the Company shall give a notice to the Holders of Registrable Securities registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A Holder shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Holders’ counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(c)     Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2.7, the Company agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

2.8.   Selection of Underwriters. Holders holding a majority of the Registrable Securities included in any Demand Registration shall have the right to select an underwriter or underwriters to administer the offering, which underwriter or underwriters shall be reasonably acceptable to the Company. In an Underwritten Takedown, the Holders of a majority of the Registrable Securities participating in such Underwritten Takedown shall have the right to select an underwriter or underwriters to administer the Underwritten Takedown, which underwriter or underwriters shall be reasonably acceptable to the Company. In connection with an underwritten offering (including an Underwritten Takedown), the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such underwritten offering, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

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2.9.    Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any persons the right to request the Company or any subsidiary to register any capital stock of the Company or any subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holders of a majority of the Registrable Securities, provided that such consent shall not be required with respect to an agreement with any holder or prospective holder of any securities of the Company related to the filing of a resale shelf registration statement to register shares issued to such holder or prospective holder in an acquisition, if and only if such resale shelf registration statement does not permit underwritten offerings.

3.       PIGGYBACK RIGHTS.

3.1     Right to Piggyback.

(a)     Other than in connection with a Demand Registration pursuant to Section 2 of this Agreement or a registration on Form S-4 or S-8 (or similar forms) promulgated by the SEC and any successor or similar forms, if at any time the Company, including if the Company qualifies as a WKSI, proposes to file (i) a prospectus supplement to an effective registration statement pursuant to a Shelf Registration Statement, or (ii) a registration statement other than a Shelf Registration Statement for a delayed or continuous offering pursuant to Rule 415 under the Securities Act, in either case, for the sale of Ordinary Shares for its own account, or for the benefit of the holders of any of its securities other than the Holders, to an underwriter on a firm commitment basis for reoffering to the public or in a “bought deal” or “registered direct offering” with one or more investment banks (collectively, a “Piggy-Back Underwritten Offering”), then as soon as practicable but not less than fifteen Business Days prior to the filing of (a) any preliminary prospectus supplement relating to such Piggy-Back Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (b) any prospectus supplement relating to such Piggy-Back Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (c) such Shelf Registration Statement, as the case may be, the Company shall give notice of such proposed Piggy-Back Underwritten Offering to the Holders and such notice (a “Piggyback Notice”) shall offer the Holders the opportunity to include in such Piggy-Back Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such Holder shall then have ten Business Days after receiving such notice to request in writing to the Company inclusion of Registrable Securities in the Piggy-Back Underwritten Offering, except that such Holder shall have two Business Days after such Holder confirms receipt of the notice to request inclusion of Registrable Securities in the Piggy Back Underwritten Offering in the case of a “bought deal”, “registered direct offering” or “overnight transaction” where no preliminary prospectus is used. Upon receipt of any such request for inclusion from a Holder received within the specified time, the Company shall use reasonable best efforts to effect the registration in any registration statement of any of the Holders’ Registrable Securities requested to be included on the terms set forth in this Agreement. Prior to the commencement of any “road show,” any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration by giving written notice to the Company of its request to withdraw and such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the Piggy-Back Underwritten Offering as to which such withdrawal was made.

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(b)     If the Company does not qualify as a WKSI, (i) the Company shall give each Holder fifteen days’ notice prior to filing a Shelf Registration Statement and, upon the written request of any Holder, received by the Company within ten days of such notice to the Holder, the Company shall include in such Shelf Registration Statement a number of Ordinary Shares equal to the aggregate number of Registrable Securities requested to be included without naming any requesting Holder as a selling shareholder and including only a generic description of the holder of such securities (the “Undesignated Registrable Securities”), (ii) the Company shall not be required to give notice to any Holder in connection with a filing pursuant to Section 3.1(a) unless such Holder provided such notice to the Company pursuant to this Section 3.1(b) and included Undesignated Registrable Securities in the Shelf Registration Statement related to such filing, and (iii) at the written request of a Holder given to the Company more than seven (7) days before the date specified in writing by the Company as the Company’s good faith estimate of a launch of a Piggy-Back Underwritten Offering (or such shorter period to which the Company in its sole discretion consents), the Company shall use reasonable best efforts to effect the registration of any of the Holders’ Undesignated Registrable Securities so requested to be included and shall file a post-effective amendment or, if available, a prospectus supplement to a Shelf Registration Statement to include such Undesignated Registrable Securities as any Holder may request, provided that (a) the Company is actively employing its reasonable best efforts to effect such Piggy-Back Underwritten Offering; and (b) the Company shall not be required to effect a post-effective amendment more than two times in any twelve month period.

The Company shall have the right to terminate or withdraw any registration or offering initiated by it under this Section 3.1 before the effective date of such registration or the completion of such offering, whether or not any Holder has elected to include Registrable Securities in such registration or offering. The expenses of such withdrawn registration or offering shall be borne by the Company in accordance with Section 5.

All Holders of Registrable Securities proposing to distribute their Registrable Securities through a Piggy-Back Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company.

3.2     Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary offering on behalf of the Company, and the managing underwriter informs the Company that the number of shares held by the Holders requested to be included exceeds the amount which can be sold in such offering without adversely affecting the distribution of the shares being offered, the Company shall include, (i) first, all of the shares the Company has proposed to register; (ii) second, as many of the Registrable Securities, allocated pro rata among the Holders thereof on the basis of the relative number of Registrable Securities held by each such Holder at such time, as can be included without adversely affecting such distribution (it being understood that for the purposes of calculating the relative number of Registrable Securities held by any participating Holder, in the event such Holder owns any security of the Company that may be converted, exercised or exchanged into Registrable Securities, the relative number of Registrable Securities held by such Holder shall be determined as if such Holder exercised such equity security on a cashless exercise basis); and (iii) third, any other Ordinary Shares proposed to be included in such offering. Registrable Securities beneficially owned by any executive officer of the Company shall not be eligible to be included in any primary offering of Ordinary Shares without the Company’s consent.

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3.3     Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities (for the avoidance of doubt, other than Holders hereunder), and the managing underwriter informs the Company that the number of shares required to be included in such registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the shares being offered, the Company shall include, (i) first, the securities requested to be included therein by the holders initially requesting such registration (for the avoidance of doubt, other than Holders hereunder) and the Registrable Securities requested to be included in such registration, allocated pro rata among the holders thereof on the basis of the relative number of securities held by each such holder at such time, as can be included without adversely affecting such distribution (it being understood that for the purposes of calculating the relative number of securities held by any participating holder, in the event such holder owns any security of the Company that may be converted, exercised or exchanged into Ordinary Shares, the relative number of Ordinary Shares held by such holder shall be determined as if such holder exercised such equity security on a cashless exercise basis); and (ii) second, any other Ordinary Shares proposed to be included in such offering.

4.       HOLDBACK AGREEMENT.

4.1.    Holders of Registrable Securities. In connection with any underwritten Public Offering of Registrable Securities, each Holder of Registrable Securities agrees to enter into any holdback, lockup or similar agreement requested by the underwriters managing such Public Offering in such form as agreed to by the Holders of a majority of Registrable Securities participating in such Public Offering; provided, however, that each of the Company’s Directors and Officers shall have entered into such holdback, lockup or similar agreement.

4.2.    The Company. In connection with any underwritten Public Offering of Registrable Securities, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing on the earlier of the date on which the Company gives notice to the Holders of Registrable Securities that a preliminary prospectus has been circulated for such Public Offering or the “pricing” of such offering and continuing to the date that is 90 days following the date of the final prospectus for such Public Offering (the “Holdback Period”), unless the underwriters managing the Public Offering otherwise agree in writing and (ii) shall use its reasonable best efforts to cause (A) each holder of at least five percent (5%) (on a fully-diluted basis) of its Ordinary Shares, or any securities convertible into or exchangeable or exercisable for Ordinary Shares, purchased from the Company at any time after the date of this Agreement (other than in a Public Offering) and (B) each of its directors and executive officers to agree to not effect any public sale or distribution of the Company’s equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period, except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Public Offering otherwise agree in writing.

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5.       Expenses of Registration.

5.1     All Registration Expenses incurred in connection with the performance of the Company’s obligations under Sections 2 and 3 shall be borne by the Company.

5.2     In connection with each Demand Registration, each Piggyback Registration and each Underwritten Takedown, the Company shall reimburse the Holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Securities included in such registration or participating in such Underwritten Takedown and disbursements of each additional counsel retained by any Holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such Holder in connection with any Demand Registration, Piggyback Registration or Underwritten Takedown.

6.       Registration Procedures.

The Company shall keep each Holder advised in writing as to the initiation of the registrations described in Sections 2 and 3 and as to the completion thereof. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated an Underwritten Takedown, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof held by a Holder of Registrable Securities requesting registration, and pursuant thereto the Company shall at its expense:

6.1     upon written request, before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Holders copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the SEC such comments as the Holders reasonably shall propose within one Business Day of the delivery of such copies to the Holders;

6.2    subject to Section 2.7 and Section 6.10, prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use reasonable efforts to comply with the provisions of the Securities Act applicable to it;

6.3     prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

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6.4    cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or over-the counter market on which similar securities issued by the Company are then listed or, if no securities are then listed, on the NASDAQ Stock Market;

6.5     provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

6.6     as promptly as reasonably practicable, but within three (3) Business Days in any event, give notice to the Holders (1) when any Prospectus, Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective (provided, however, that the Company shall not be required by this clause (1) to notify the Holders of the filing of a Prospectus supplement that does nothing more substantive than name one or more Holders as selling security holders), and (2) of any request, following the effectiveness of a Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information;

6.7     in the case of a Shelf Registration Statement, notify the Holders in writing of the effectiveness of the Shelf Registration Statement and furnish to the Holders, without charge, such number of copies of the Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Shelf Registration Statement;

6.8     in the case of a Shelf Registration Statement, subject to the provisions of Section 2.7 above and Section 6.10 below, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period;

6.9     give notice to the Holders within one (1) Business Day following notice to the Company (1) of the issuance by the SEC or any other federal or state governmental authority of any stop order or injunction suspending or enjoining the use of any Prospectus or the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (2) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (3) of the happening of any event that makes any statement made in a Registration Statement or the related Prospectus untrue in any material respect or that requires changes in order to make the statements therein not misleading;

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6.10   Subject to Section 2.7, at the request of any Holder of Registrable Securities included in such Registration Statement, prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus, so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to Section 2.7, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and give to the Holders listed as selling security holders in such Prospectus a Suspension Notice, and, upon receipt of any Suspension Notice, each such Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus or until it receives an End of Suspension Notice, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as promptly as possible (and promptly notify in writing each Holder covered by such Registration Statement of the withdrawal of any such order), except to the extent provided in Section 2.7.

6.11   in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement. The Company shall, if requested by the managing underwriter or underwriters or any Holder of Registrable Securities included in such offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or any Holder of Registrable Securities reasonably requests to be included therein, and which is reasonably related to the offering of such Registrable Securities, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such prospectus supplement or post-effective amendment;

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6.12   use its reasonable best efforts to cause the Holders of Registrable Securities included in any Registration Statement to be furnished with a signed counterpart, addressed to such Holder, of (1) any opinion of counsel to the Company delivered to any underwriter dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the applicable underwriting agreement, in customary form, scope, and substance, at a minimum to the effect that the Registration Statement has been declared effective and that no stop order is in effect, which counsel and opinions shall be reasonably satisfactory to a majority of the Holders and their counsel and (2) any comfort letter from the Company’s independent public accountants delivered to any underwriter in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request. In the event no legal opinion is delivered to any underwriter, the Company shall furnish to each Holder of Registrable Securities included in such Registration Statement, at any time that such Holder elects to use a Prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such Prospectus has been declared effective and that no stop order is in effect;

6.13   fully cooperate, and cause each of its principal executive officer, principal financial officer, principal accounting officer, and all other officers and members of the management to fully cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential stockholders;

6.14   make available for inspection by the Holders of Registrable Securities included in such Registration Statement (subject to receipt of a reasonable confidentiality undertaking), any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any Holder of Registrable Securities included in such Registration Statement or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors, and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information reasonably requested by any of them in connection with such Registration Statement;

6.15   cooperate with each Holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc., and use its reasonable best efforts to make or cause to be made any filings required to be made by an issuer with the Financial Industry Regulatory Authority, Inc. in connection with the filing of any Registration Statement;

6.16   in the event of any underwritten public offering of Registrable Securities, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

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6.17   if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

6.18   if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

6.19  during the Effectiveness Period, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 or Form F-3 and, if such form is not available, Form S-1 or Form F-1, and keep such registration statement effective during the Effectiveness Period; and

6.20  otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such registration.

7.       INDEMNIFICATION.

7.1.   The Company agrees to indemnify and hold harmless each Holder, the partners, members, officers, directors, stockholders, legal counsel and accountants of each Holder and any other person, if any, who controls each Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 7 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Holder furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

7.2    Each Holder agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act severally and not jointly against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7.1, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information about such Holder furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

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7.3.   Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably) and shall not without the consent of the Indemnified Person, be counsel to the Indemnifying Person. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel which shall be limited to one firm in any jurisdiction) for all Indemnified Persons, and that all such reasonable fees and expenses shall be paid or reimbursed as they are incurred upon receipt from the Indemnified Person of a written request for payment thereof accompanied by a written statement with reasonable supporting detail of such fees and expenses. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7 only if such failure is materially prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement unless such settlement (x) includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation, and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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7.4.   If the indemnification provided under this Section 7 hereof from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any loss, liability, claim, damage and expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 7.4 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1, 7.2 and 7.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 7.4. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7.4 from any person who was not guilty of such fraudulent misrepresentation.

7.5.   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities by such Indemnified Party.

8.       Information by Holders and Other Shareholders.

Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any Registration Statement.

9.      Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Ordinary Shares to the public without registration, the Company shall for so long as Registrable Securities are outstanding:

(a)     make and keep public information available as those terms are understood and defined in Rule 144;

(b)     file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act; and

(c)     so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act.

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10.     Removal of Legends.

If requested by a Holder, the Company shall cooperate with such Holder and the Company’s transfer agent to facilitate the timely preparation and delivery of certificates (or execution of a book entry transfer) representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or transfer shall be free, to the extent permitted by applicable law and permissible under the terms of the Merger Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

11.     Underwritten Offerings.

11.1   Underwriting Arrangements. No Holder of Registrable Securities may participate in any offering hereunder which is underwritten unless such Holder (i) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Each Holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 4 and this Section 11.1 or that are necessary to give further effect thereto.

11.2   Price and Underwriting Discounts. In the case of an underwritten Demand Registration or Underwritten Takedown requested by Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders of a majority of the Registrable Securities included in such underwritten offering.

12.     MISCELLANEOUS.

12.1   Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by electronic facsimile transfer or by courier guaranteeing overnight delivery, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by electronic facsimile transfer, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier, to the parties as follows:

(a)    if to a Holder, at the address for such Holder then appearing in the books of the Company;

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(b)     If to the Company, to:

Wins Finance Holdings Inc.

1 F, Building Number 7

No. 58 Jianguo Road,

Chaoyang District, Beijing 100024, PRC

Attention: Junfeng Zhao

Telephone: 86-10-82255118

Telecopy: 86-10-82255118

E-mail: zjf@winsii.com

12.2  Governing Law. This Agreement shall be governed and construed under the laws of the State of New York, without regard to conflicts of laws and principles thereof.

12.3  Successors and Assigns. Subject to any Lock-Up Period to which a Holder may be subject, the rights of a Holder hereunder may be assigned and transferred to any transferee acquiring Registrable Securities from such Holder constituting at least 100,000 Registrable Securities (as adjusted for any share dividend, share split, combination or other similar recapitalization); provided, however, that no transferee may be assigned and transferred any of the foregoing rights unless the Company is given a written notice by the assigning and transferring party (not later than the time of such assignment and transfer) stating the name and address of the transferee and identifying the securities of the Company as to which the rights in question are being assigned and transferred. Such transferee shall succeed to all of the rights and obligations of a “Holder of Registrable Securities” under this Agreement by obtaining an executed Addendum Agreement to this Agreement from such Person in the form of Exhibit A attached hereto (an “Addendum Agreement”). Upon the execution and delivery of an Addendum Agreement by such Person, the Ordinary Shares acquired by such Person shall constitute Registrable Securities and such Person shall be a Holder of Registrable Securities under this Agreement with respect to the acquired Ordinary Shares, and the Company shall add such Person’s name and address to the Schedule of Investors hereto and circulate such information to the parties to this Agreement.

12.4  Additional Parties. Subject to the prior written consent of the Company and Holders of a majority of the Registrable Securities, the Company may permit any Person who acquires Ordinary Shares or rights to acquire Ordinary Shares from an existing Holder after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of a “Holder of Registrable Securities” under this Agreement by obtaining an executed Addendum Agreement. Upon the execution and delivery of an Addendum Agreement by such Person, the Ordinary Shares acquired by such Person shall constitute Registrable Securities and such Person shall be a Holder of Registrable Securities under this Agreement with respect to the acquired Ordinary Shares, and the Company shall add such Person’s name and address to the Schedule of Investors hereto and circulate such information to the parties to this Agreement.

12.5  Captions. The captions of the several sections and paragraphs of this Agreement are included for reference only and shall not limit or otherwise affect the meaning thereof.

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12.6  Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and Holders of a majority of the Registrable Securities; provided that no such amendment, modification or waiver that would materially and adversely affect a Holder or group of Holders of Registrable Securities in a manner materially different than any other Holder or group of Holders of Registrable Securities (other than amendments and modifications required to implement the provisions of Section 12.4), shall be effective against such Holder or group of Holders of Registrable Securities without the consent of the Holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

12.7  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same instrument.

12.8  Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

12.9  Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

12.10 No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder of Registrable Securities agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder of Registrable Securities or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder of Registrable Securities or any current or future member of any Holder of Registrable Securities or any current or future director, officer, employee, partner or member of any Holder of Registrable Securities or of any Affiliate or assignee thereof, as such for any obligation of any Holder of Registrable Securities under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

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12.11 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities.

12.12 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any registration filed by the Company for the sale of securities for its own account or for the account of any other person. This Agreement supersedes any other registration rights agreement or similar agreement with any Holder, including, without limitation, the Prior Agreement, and the Prior Agreement is hereby terminated. After the date of this Agreement, subject to Section 2.9, the Company shall not enter into any agreement with any Holder or prospective Holder of any securities of the Company that would grant such Holder registration rights on a parity with or senior to those granted to the Holders hereunder without the prior written consent of the Holders at the time in question.

12.13 Further Assurances. At any time or from time to time after the date hereof, the parties hereto agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effect the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

12.14 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

[SIGNATURES APPEAR ON SUCCEEDING PAGES]

23

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement on the date first written above.

COMPANY:

WINS FINANCE HOLDINGS INC.

By:
Name: Jianming Hao
Title: Chairman and Co-Chief Executive Officer

INVESTORS:

BEST APEX LIMITED

By:
Name: Jianming Hao
Title: Director

LODESTAR INVESTMENT HOLDINGS CORPORATION

By:
Name: Richard Xu
Title: Director

TRUE PRECISION INVESTMENTS LIMITED

By:
Name: Amy He
Title: Director

Aimin Song

Bradley Reifler

WITS GLOBAL LIMITED

By:
Name: Wang Hong
Title: Director

APPELO LIMITED

By:
Name: Wang Hong
Title: Director

GLOWING ASSETS HOLDINGS LIMITED

By:
Name: Zhao Jun Feng
Title: Director

COSMIC EXPERT LIMITED

By:
Name: Zhao Jun Feng
Title: Director

Schedule of Investors

Name and Address of Investor

Best Apex Limited c/o Sino Mercury Acquisition Corp. 590 Madison Avenue, 21st Floor New York, New York 10022
Lodestar Investment Holdings Corporation c/o Sino Mercury Acquisition Corp. 590 Madison Avenue, 21st Floor New York, New York 10022
True Precision Investments Limited c/o Sino Mercury Acquisition Corp. 590 Madison Avenue, 21st Floor New York, New York 10022
Aimin Song c/o Sino Mercury Acquisition Corp. 590 Madison Avenue, 21st Floor New York, New York 10022

Bradley Reifler c/o Sino Mercury Acquisition Corp. 590 Madison Avenue, 21st Floor New York, New York 10022

Wits Global Limited c/o Wins Finance Group Ltd. 1 F, Building Number 7 No. 58 Jianguo Road, Chaoyang District, Beijing 100024, PRC
Appelo Limited c/o Wins Finance Group Ltd. 1 F, Building Number 7 No. 58 Jianguo Road, Chaoyang District, Beijing 100024, PRC
Glowing Assets Holdings Limited c/o Wins Finance Group Ltd. 1 F, Building Number 7 No. 58 Jianguo Road, Chaoyang District, Beijing 100024, PRC
Cosmic Expert Limited c/o Wins Finance Group Ltd. 1 F, Building Number 7 No. 58 Jianguo Road, Chaoyang District, Beijing 100024, PRC

Exhibit A

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on [_______, 20__], by the undersigned (the “New Holder”) pursuant to the terms of that certain Amended and Restated Registration Rights Agreement dated as of [________], 2015 (the “Agreement”), by and among the Company and the Holders identified therein, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

1.1	Acknowledgment. New Holder acknowledges that New Holder is acquiring certain Ordinary Shares of the Company (the “Stock”) [or other equity securities of the Company that are convertible, exercisable or exchangeable for Ordinary Shares of the Company (the “Convertible Securities”)] as a transferee of such Stock [or Convertible Securities] from a party in such party’s capacity as a “Holder” under the Agreement, and after such transfer, New Holder shall be considered a “Holder” for all purposes under the Agreement.
1.2	Agreement. New Holder hereby (a) agrees that the Stock [or Convertible Securities] shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.
1.3	Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED:

Print Name: _________________________	WINS FINANCE HOLDINGS INC.

By: ________________________________	By: __________________________

Name: ______________________________	Name: ________________________

Title: _______________________________	Title: _________________________

Address:_____________________________

____________________________________

Facsimile Number: ____________________